EXHIBIT 32.2

PEREGRINE INDUSTRIES, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Peregrine Industries, Inc. (the Registrant) on Form 10-Q  for the period  ended October 31, 2019 as filed with the Securities and Exchange  Commission on the date hereof (the Report), I, Lilli Fan, Principal Financial Officer of the Company, certify,  pursuant to 18 U.S.C.  ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Lilli Fan and will be retained by  Peregrine Industries, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: December 20, 2019

By: /s/ Lilli Fan

Lilli Fan

Chief Financial Officer
(Principal Financial Officer)

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